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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Natrol, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311

May 10, 2002

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting (the "Annual Meeting") of Shareholders of Natrol, Inc., a Delaware corporation (the "Company"), to be held on Thursday, June 13, 2002, at 9:00 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California.

        The Annual Meeting has been called for the purpose of:

  1.
  Electing one Class I Director for one three-year term; and

  2.
  Considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 24, 2002 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) GO TO THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET OR (2) MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

Elliott Balbert Chairman, Chief Executive Officer and President

NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311
(818) 739-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 13, 2002

        NOTICE IS HEREBY Given that the Annual Meeting (the "Annual Meeting") of Shareholders of Natrol, Inc. (the "Company") will be held on June 13, 2002, at 9:00 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California for the purpose of considering and voting upon:

  1.
  The election of one Class I Director for a three-year term; and

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 24, 2002 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors

Laura Moore Secretary
Chatsworth, California May 10, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311
(818) 739-6000

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 13, 2002

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Natrol, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on June 13, 2002, at 9:00 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California, and any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the following matters:

  1.
  The election of one Class I Director for a three-year term, such term to continue until the annual meeting of shareholders in 2005, and until their respective successor is duly elected and qualified; and

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to shareholders of the Company on or about May 10, 2002 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 24, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock (the "Common Stock") at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 13,765,614 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 27shareholders of record. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

        The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as described below) will be counted as present in determining the presence of a quorum. The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve proposals, other than the election of directors, which requires a plurality of votes cast at the Annual Meeting. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not, therefore, affect the outcome. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

        Shareholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. You may also vote on the internet in accordance with the procedures on the proxy card. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement. It is not anticipated that any matters other than the election of a Class I Director will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. The Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Counsel has advised the Company that the Internet voting procedures made available are consistent with the requirements of applicable law. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

        The Annual Report to Shareholders of the Company as filed on Form 10-K, including financial statements for the year ended December 31, 2001, is being mailed to shareholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

PROPOSAL I
ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of six members and is divided into three classes, with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's shareholders at each annual meeting. Norman Kahn, a Class I Director, has decided not to stand for reelection. The Company's Board of directors has no current plans to replace him. P. Andrews McLane, a former Class II Director, resigned from his position on the Board in January 2002. As with Mr. Kahn, the Board has no plans to replace Mr. McLane as of the mailing of this proxy statement.

        At the Annual Meeting, one Class I Director will be elected to serve until the annual meeting of shareholders in 2005 and until such Director's successor is duly elected and qualified. The Board of Directors has nominated Dennis Jolicoeur for re-election as a Class I Director. Unless otherwise specified in the proxy, it is the intention of the person named in the proxy to vote the shares represented by each properly executed proxy for the re-election Dennis Jolicoeur as Director. The nominee has agreed to stand for election and to serve, if elected, as Director. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS AS CLASS I DIRECTOR OF THE COMPANY.

INFORMATION REGARDING DIRECTORS

        Set forth below is certain information regarding the Directors of the Company, including the Class I Director who has been nominated for the election at the Annual Meeting, based on information furnished by him to the Company.

Name	Age	Director Since
Class I—Term Expires 2002
Dennis R. Jolicoeur*	53	1996
Class II—Term Expires 2003
Dennis Griffin(1)(2)	57	2000
Vernon Brunner	61	2001
Class III—Term Expires 2001
Elliott Balbert(2)	56	1980
Dennis DeConcini(1)(2)	64	1999

*
Nominee for election or re-election.

(1)
Member of Audit Committee.

(2)
Member of the Compensation Committee.

        The principal occupation and business experience for at least the last five years for each Director of the Company and each nominee is set forth below.

        Mr. Balbert founded the Company in 1980 and has served as the Company's Chairman of the Board, Chief Executive Officer and President since its inception.

        Mr. Brunner has served as a director of the Company since March 2001. He is the President of Brunner Marketing Solutions, a marketing consulting firm. Mr. Brunner retired in 2001 from Walgreen Co., a drugstore retailer, which he joined in 1962. Prior to his retirement, he served on Walgreen's Board of Directors and was its Executive Vice President—Marketing. Mr. Brunner currently serves as a director of First Midwest Bancorp, Inc.; and Remington Products Co., LLC.

        Mr. DeConcini has served as a director of the Company since December 1999. He is currently a partner in the lobbying firm of Parry, Romani and DeConcini, P.C., as well as a partner of the law firm DeConcini McDonald Yetwin & Lacy, P.C. Mr. DeConcini served as a United States Senator from Arizona from 1977 to 1995. He currently serves as a director of Global Health Science and Laxax, Inc.

        Mr. Griffin is currently retired. He was formerly President of Endocrine Sciences, Inc., a clinical reference laboratory from 1997 through 2001. He joined Endocrine Sciences, Inc. in 1974 and held prior positions as Marketing Director and Vice President.

        Mr. Jolicoeur joined the Company as Chief Financial Officer, Treasurer and Executive Vice President in July 1996 and has served as a director of the Company since that date. From October 1993 to June 1996, Mr. Jolicoeur was a principal of Gardiner & Rauen, Inc., an investment-banking firm. In 1980 Mr. Jolicoeur founded Lighthouse Press, Inc. ("Lighthouse"), and actively managed Lighthouse until 1989. In 1993, Mr. Jolicoeur and other investors acquired Naiman Printing, Inc. ("Naiman"). Mr. Jolicoeur became President of each of Lighthouse and Naiman in August 1994 following the dismissal of the then-acting President of each company. Naiman and Lighthouse filed voluntary petitions under Chapters 7 and 11, respectively, of the federal bankruptcy code in September 1996. Lighthouse emerged from bankruptcy in March 1999, whereupon Mr. Jolicoeur resigned all positions with the company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company held four (4) meetings during 2001. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of Committees of the Board of Directors on which he served during 2000.

        The Company has a standing Audit Committee which recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures, and considers the effect of such procedures on the accountants' independence. The Audit Committee, which currently consists of Messrs. Kahn, Griffin and DeConcini, held four meetings during 2001. The current members of the Audit Committee are "independent" as that term is defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

        The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's Amended and Restated 1996 Stock Option and Grant Plan, as amended, and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee, which consists of Messrs. Balbert, Griffin, and DeConcini, held two (2) meetings during 2001.

        The Board of Directors of the Company has not established a nominating or similar committee.

AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal year 2001, the Audit Committee met four (4) times.

        The Audit Committee obtained from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the Ernst & Young LLP their independence from the Company and its management. The Audit Committee also considered whether the auditors' provision of non-audit services to the Company is compatible with the independence of Ernst & Young LLP.

        The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

        The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2001, with management and the independent auditors. While the Audit Committee oversees the Company's financial reporting process for the Board of Directors consistent with the audit committee charter, management has primary responsibility for this process including the Company's system of internal control, and for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles. In addition, the Company's independent auditors and not the Audit Committee are responsible for auditing those financial statements.

        Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of Ernst & Young LLP as the Company's independent auditors and the Board concurred in such recommendation.

        The Audit Committee of the Board

Dennis Griffin, Chair	Norman Kahn	Dennis DeConcini

EXECUTIVE OFFICERS

        The names and ages of the current executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below as of December 31, 2001.

Name	Age	Position
Elliott Balbert	56	Chairman of the Board, Chief Executive Officer and President
Dennis R. Jolicoeur	53	Chief Financial Officer, Treasurer, Executive Vice President and Director
Gary P. DeMello	47	Vice President of Operations
Jon J. Denis	53	Vice President of Sales
Ehtisham Rabbani	38	Vice President of Marketing and Product Development

        Mr. Balbert's biographical information is set forth under the section "Information Regarding Directors."

        Mr. Jolicoeur's biographical information is set forth on page under the section "Information Regarding Directors."

        Mr. DeMello joined the Company in June 1992 and has been Vice President of Operations since that time. Prior to joining the Company, Mr. DeMello was the Director of Purchasing for Tree of Life, Inc., a marketer and distributor of natural and specialty foods.

        Mr. Denis joined the Company as Vice President of Sales in August 1997. Prior to the joining the Company, Mr. Denis served as Vice President of Sales at Conair Inc., a personal care and appliance products company, for 15 years, preceded by eight years in various sales positions at Revlon, Inc., a cosmetics manufacturer.

        Mr. Rabbani joined the Company as Vice President of Marketing and Product Development in August 2000. Prior to joining the Company, Mr. Rabbani was Vice President for Global Brand Management for Activision, Inc., a developer of entertainment products, from April, 1999 to August, 2000 before which he spent 12 years in marketing for Procter & Gamble, Inc., a consumer goods manufacturer.

EXECUTIVE COMPENSATION

Summary Compensation

        The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers") who earned in excess of $100,000 during each of the fiscal years ended December 31, 2001, 2000 and 1999.

Summary Compensation Table

Long Term Compensation Awards
Annual Compensation
Name and Principal Position				Securities Underlying Options(#)	All Other Compensation ($)(1)
	Year	Salary($)	Bonus($)
Elliott Balbert, Chairman, Chief Executive Officer and President	2001 2000 1999	300,000 600,000 600,000	— — 316,470	— — —	37,175 36,495 36,225
Dennis R. Jolicoeur, Chief Financial Officer	2001 2000 1999	250,000 250,000 250,000	5,000 — 119,392	475,000 101,000 —	— — —
Gary P. DeMello, Vice President of Operations	2001 2000 1999	250,000 221,656 175,000	5,000 — 114,392	75,000 101,000 20,000	— — —
Jon J. Denis, Vice President of Sales	2001 2000 1999	300,000 300,000 300,000	5,000 — 129,392	75,000 126,000 20,000	6,000 — —
Ehtisham Rabbani, Vice President of Marketing and Product Development	2001	240,000	5,000	75,000	—

(1)
In 2001, Mr. Balbert received $32,968 in life insurance benefits and $4,217 in benefits for the use of a Company car; in 2000, Mr. Balbert received $32,595 in life insurance benefits and $3,900 in benefits for the use of a Company car; in 1999, Mr. Balbert received $32,325 in life insurance benefits and $3,662 in benefits for the use of a Company car. In 2001, Mr. Denis received a car allowance of $6,000.

Option Grants

        The following table sets forth certain information concerning the individual grant of options to purchase Common Stock to the Named Executive Officers of the Company who received such grants during 2001.

Option Grants in Last Fiscal Year

	Individual Grants
			Percent of Total Options Granted to Employees in Fiscal Year				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted (#)(1)
					Exercise or Base Price Per ($/Sh)(2)
Name						Expiration Date
							5%($)	10%($)
Dennis R. Jolicoeur	400,000 75,000	(4) (5)	43.5 8.2	% %	1.88 1.32	2/1/11 5/1/11	472,929 62,261	1,198,494 157,781
Gary P. DeMello	75,000	(5)	8.2%		1.32	5/1/11	62,261	157,781
Jon J. Denis	75,000	(5)	8.2%		1.32	5/1/11	62,261	157,781
Ehtisham Rabbani	75,000	(5)	8.2%		1.32	5/1/11	62,261	157,781

(1)
Vesting of options is subject to the continuation of each employee's service relationship with the Company. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable option agreement.

(2)
The exercise price equals the fair market value of the stock as of the grant date as determined by the Board of Directors.

(3)
This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect nontransferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(4)
200,000 shares vested on February 1, 2001 and 25,000 shares vest quarterly beginning May 1, 2001.

(5)
Shares vest quarterly over a five-year period beginning August 1, 2001.

Option Exercises and Option Values.

        The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options on December 31, 2001. None of the Named Executive Officers of the Company exercised any stock options during 2001.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at December 31, 2001(#)(1)
			Value of Unexercised In-the-Money Options at December 31, 2001($)(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis Jolicoeur(2)	355,166	220,834	244,093	157,367
Gary P. DeMello(3)	269,332	151,668	132,968	77,992
Jon J. Denis(4)	294,749	151,251	116,427	86,333
Ehtisham Rabbani(5)	51,000	125,000	23,323	66,938

1)
Based on the last reported sale price on the Nasdaq National Market on December 31, 2001 of $2.51 less the option exercise price.

2)
8,333 shares vested or will vest on February 21, 2001 and every three months thereafter until August 21, 2003; 1,000 shares vested on December 31, 2001; 200,000 shares vested on February 1, 2001 and 25,000 shares vest quarterly until February 1, 2003.

3)
20,000 shares vested or will vest on April 8, 2001 and every year thereafter until April 8, 2003; and 1,666 shares vested or will vest on January 28, 2001 and every three months thereafter until April 28, 2002; 2,083 shares vested or will vest on January 28, 2001 and every three months thereafter until February 27, 2003; 8,333 shares vested or will vest on February 21, 2001 and every three months thereafter until August 21, 2003; 1,000 shares vested on December 31, 2001; 25,000 shares vested on May 1, 2001; and 6,520 shares will vest on May 1, 2002 and every three months thereafter until May 1, 2004.

4)
25,000 shares vested on October 26, 2001 and 25,000 shares will vest on October 26, 2002; and 1,666 shares vested or will vest on January 28, 2001 and every three months thereafter until April 28, 2002; 2,083 shares vested or will vest on January 28, 2001 and every three months thereafter until February 27, 2003; 10,416 shares vested or will vest on February 21, 2001 and every three months thereafter until August 21, 2003; 1,000 shares vested on December 31, 2001; 25,000 shares vested on May 1, 2001; and 6,520 shares will vest on May 1, 2002 and every three months thereafter until May 1, 2004.

5)
6,520 shares will vested on May 1, 2002 and every three months thereafter until May 1, 2004.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board consists of Dennis DeConcini, Dennis Griffin, Elliott Balbert. Mr. Balbert did not participate in the determination of his compensation for 2001.

        The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the Company's Amended and Restated 1996 Stock Option and Grant Plan, as amended and its 1998 Employee Stock Purchase Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for current and future compensation.

General

        Compensation packages generally include base salary, performance based bonuses, executive benefits, and stock options. The salary and bonus components of the compensation of the Company's executive officers, including the Named Executive Officers, are designed to work together to fulfill a number of compensation objectives including: attracting and retaining well qualified executive officers who will enhance the performance of the Company; rewarding management for the attainment of short and long-term objectives; aligning the interests of management with those of the Company's shareholders; and relating executive compensation to the Company's financial performance and the achievement of corporate goals.

        The Compensation Committee believes that tenure and the level of responsibility assumed by individual executives should be reflected in the establishment of base salary amounts. Base salaries should also be competitive and the Compensation Committee has attempted to set the base salaries of its executive officers to be competitive within the nutritional supplement industry and other consumer products companies that would be seeking executives with similar experience to that of the Company's executive officers.

        Additionally, the Compensation Committee believes that performance-based incentives that align the goals of individual executives with those of the Company and its shareholders are of key importance. Accordingly, a material portion of each executive officer's compensation is tied to a bonus compensation program that is related to the overall financial performance of the Company.

        In reviewing the incentive compensation of the Company's executives for 2001, the Compensation Committee took into consideration the Company's financial performance and concluded that limited incentive compensation should be awarded the Company's named officers, including it's President. The Compensation Committee also reviewed the performance of managers who were not named officers taking into consideration individual achievements, market conditions, and other factors. Limited bonus compensation was awarded to certain managers.

Stock Options

        Each corporate officer, other than the Chief Executive Officer, is the holder of options or stock that vest over time. Such options are intended to increase executive officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating as well as to directly align the interests of the Company's executive officers with those of the shareholders.

Compensation of the Chief Executive Officer

        The Compensation Committee determined the 2001 base salary of Elliott Balbert, the Company's Chief Executive Officer, based upon several factors, including Mr. Balbert's leadership, industry knowledge and experience, the Company's history of sustained growth under his leadership, and the company's historical practices and internal salary structures. The Compensation Committee also reviewed compensation of other CEOs in the nutritional supplements industry and other similarly situated companies.

        In considering Mr. Balbert's 2001 bonus compensation, the Compensation Committee generally looked at the same principal factors used to establish the bonus compensation of the Company's other executive officers, taking into particular consideration the Company's financial performance as it relates to absolute corporate earnings growth and the growth in earnings per share. Mr. Balbert was not awarded a bonus for the year 2001 principally because of the Company's financial performance. Mr. Balbert was not granted stock options in 2001 in light of his existing stock ownership in the Company.

        For the year 2001, the Compensation Committee accepted Mr. Balbert's proposal to forego his base compensation until the Company restored itself to operational profitability and Mr. Balbert received no compensation during the first two quarters of 2001. In the third and fourth quarters, Mr. Balbert was compensated at an annualized rate of $600,000 per year.

        In summary, the Compensation Committee is committed to attracting; motivating and retaining executives who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee recognizes its responsibility to the Company's shareholders to increase the value of the Company's Common Stock and intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the executives' performance and permit the Company to attract, motivate and retain executives who will the Company and build corporate and shareholder value.

        Members of the Compensation Committee

Dennis DeConcini Dennis Griffin Elliott Balbert

        THE FOREGOING REPORT SHOULD NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY ACT UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACT.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Since 1997, all executive officer compensation decisions have been made by the Compensation Committee. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the 1996 Amended and Restated Stock Option and Grant Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans. The current members of the Compensation Committee are Messrs. DeConcini, Griffin, and Balbert. Mr. Balbert is President of the Company as well as Chairman of its Board of Directors.

SHAREHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return of companies included within the Standard & Poor's Small Cap 600 Market Index, the Standard & Poor's 500 Index, the Russell 2000 Small Cap Index, and a peer group of companies for the period commencing July 1998 and ended December 2001. For its peer group, the Company chose those companies listed as part of the Adams, Harkness & Hill Healthy Living Index. Included in the index are Gaiam, Inc. (GAIA), Gardenburger, Inc. (GBUR), Garden Fresh Restaurants (LTUS), Green Mountain Coffee (GMCR), Hain Celestial (HAIN), Hauser Inc. (HAUS), Herbalife Intl. (HERBA), Mannatech, Inc. (MTEX), Natural Alternatives International. (NAII), Nature's Sunshine Products (NATR), NBTY, Inc. (NBTY), NuSkin Enterprises (NUS), Nutraceutical, Inc. (NUTR), Opta Food Ingredients (OPTS), Pharmaprint, Inc. (PPRT), Pure World, Inc. (PURW), Twinlab Corp (TWLB), United Natural Foods, Inc. (UNFI), USANA, Inc. (USNA), Weider Nutrition (WNI), Whole Foods Markets (WFMI) and Wild Oats Markets (OATS). The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Standard & Poor's Small Cap 600 Market Index, the Standard & Poor's 500 Index, the Russell 2000 Small Cap Index and the Adams, Harkness & Hill Healthy Living Index on July 22, 1998, the date of the Company's initial public offering, and the reinvestment of all dividends.

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2001

TABLE OF POINTS PLOTTED ON PERFORMANCE GRAPH

		July 1998	1998	1999	2000	2001
Natrol Inc	Return %	0.00	-33.33	-36.36	-78.57	67.67
	Cum $	1000.00	660.67	420.43	90.09	150.24
S & P 500	Return %	0.00	10.41	21.05	-9.10	-11.88
	Cum $	1000.00	1100.41	1330.65	1210.48	1070.04
S&P 600 SMALL CAP	Return %	0.00	0.71	12.40	11.80	6.54
	Cum $	1000.00	1000.71	1130.20	1260.56	1340.83
RUSSELL 2000	Return %	0.00	-5.84	21.36	-2.91	2.63
	Cum $	1000.00	940.16	1140.27	1100.95	1130.87
Peer Group Only	Return %	0.00	-17.79	-29.30	-22.13	42.58
	Cum $	1000.00	820.21	580.12	450.26	640.53
Peer Group + NTOL	Return %	0.00	-18.08	-29.43	-23.09	42.69
	Cum $	1000.00	810.92	570.81	440.46	630.45

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 25, 2001 based on representations to the Company by each director and Named Executive Officer. The table also sets forth certain information regarding the ownership of Common Stock by each person or "group" (as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

	Shares Beneficially Owned
Name of Beneficial Owner (1)
	Number	Percent
Elliott Balbert (2)	6,029,500	42.7%
TA Associates Group (3)	2,160,000	15.3%
Gruber and McBaine Capital Management, LLC (4)	895,650	6.3%
Dennis R. Jolicoeur (5)	435,125	3.1%
Gary P. DeMello (6)	332,690	2.4%
Jon J. Denis (7)	211,339	1.5%
Ehtisham Rabbani (8)	82,500	*
Norman Kahn (9)	210,000	*
Dennis DeConcini (10)	41,542	*
Dennis Griffin (11)	40,000	*
Vernon Brunner (12)	28,000	*
All executive officers and directors as a group (nine persons) (13)	6,789,337	52.8%

*
Less than 1%

(1)
The address of the TA Associates Group is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110-2720. The address of Mr. McLane is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110-2720. The address of Gruber McBaine

  Capital, Inc. is 50 Osgood Place Penthouse, San Francisco, Ca. 94133. The address of all other listed stockholders is c/o Natrol, Inc., 21411 Prairie Street, Chatsworth, CA 91311.

(2)
Includes 5,724,500 shares owned by the Balbert Family Trust, a revocable trust of which Mr. Balbert and his wife, Cheryl Balbert, are trustees and of which Mr. and Mrs. Balbert and other members of their family are the beneficiaries. Also includes 305,000 shares of Common Stock owned by Mr. Balbert's daughter, of which Mr. Balbert disclaims beneficial ownership.

(3)
Includes (i) 1,368,000 shares of Common Stock owned by Advent VII L.P., (ii) 630,000 shares of Common Stock owned by Advent Atlantic and Pacific III L.P., (iii) 136,800 shares of Common Stock owned by Advent New York L.P., and (iv) 25,200 shares of Common Stock owned by TA Venture Investors L.P., Advent VII L.P., Advent Atlantic and Pacific III L.P., Advent New York L.P., and TA Venture Investors L.P. are part of an affiliated group of investment partnerships referred to, collectively, as the TA Associates Group. The general partner of Advent VII L.P. is TA Associates VII L.P. The general partner of Advent Atlantic and Pacific III L.P. is TA Associates AAP III Partners L.P. The general partner of Advent New York L.P. is TA Associates VI L.P. The general partner of each of TA Associates VII, L.P., TA Associates VI L.P. and TA Associates AAP III Partners, L.P. is TA Associates, Inc. In such capacity, TA Associates, Inc. exercise sole voting and investment power with respect to all of the shares held of record by the named investment partnerships, with the exception of those shares held by TA Venture Investors L.P., individually, no stockholder director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Principals and employees of TA Associates, Inc.

(4)
Based solely on Schedule 13-G filed on behalf of Gruber McBaine Capital Management, LLC on February 27, 2002.

(5)
Includes 792 shares of stock owned by Mr. Jolicoeur and 434,333 shares of Common Stock, which may be purchased upon the exercise of stock options with 60 days of April 24, 2002. Excludes 141,667 shares of Common which may be acquired pursuant to unvested stock options, of which 75,000 vest in quarterly installments of 25,000 shares through January 2003; 41,667 shares vest in quarterly installments of 8,333 through August 2003; and 25,000 shares vest in quarterly installments of 6,250 shares through May, 2003.

(6)
Includes 6,690 shares of Common Stock owned by Mr. DeMello and 326,000 shares of Common Stock, which may be purchased within 60 days of April 24, 2002 upon the exercise of stock options. Excludes 95,000 shares of Common Stock which may be acquired pursuant to unvested stock options, of which 20,000 options vest in annual installments through April 2003; 8,333 vest in quarterly installments of 2083 through April 2003; 41,667 shares vest in quarterly installments of 8,333 through August 2003; and 25,000 shares vest in quarterly installments of 6,250 through May, 2003.

(7)
Includes 10,968 shares of Common Stock owned by Mr. Denis and 335,584 shares of Common Stock, which may be purchased within 60 days of April 24, 2002 upon the exercise of stock options. Excludes 110,416 shares of Common which may be acquired pursuant to unvested stock options, of which 25,000 shares vest in October 2002; 8,333 vest in quarterly installments of 2083 through April 2003; 52,083 shares vest in quarterly installments of 10,416 through August 2003; and 25,000 shares vest in quarterly installments of 6,250 through May, 2003.

(8)
Includes 82,250 shares of Common Stock, which may be purchased by Mr. Rabbani within 60 days of April 24, 2002 upon the exercise of stock options. Excludes 93,750 shares of Common which may be acquired pursuant to unvested stock options, of which 56,250 shares vest in quarterly installments of 6,250 through September 2003; and 37,500 shares vest in quarterly installments of 9,375 through May, 2003.

(9)
Includes 175,000 shares held by The Kahn & Filles Limited Partnership, a limited partnership of which Mr. Kahn's children are limited partners and of which Mr. Kahn is indirectly the general partner. Includes 35,000 shares of Common Stock, which may be purchased by Mr. Kahn within 60 days of April 24, 2002 upon the exercise of stock options. Excludes 5,000 shares of Common Stock, which may be acquired pursuant to unvested stock options, of which 2,500 shares vest in quarterly installments of 625 shares through April 2003; and, 2,500 shares vest in June 2002.

(10)
Includes 16,542 shares of Common Stock owned by Mr. DeConcini and 25,000 shares of Common Stock, which may be purchased by Mr. DeConcini within 60 days of April 24, 2001. Excludes 20,000 shares of Common Stock, which may be acquired pursuant to unvested stock options, which vest in quarterly installments of 2,500 shares through June 2004.

(11)
Includes 20,000 shares of Common Stock beneficially owned by Mr. Griffin and 20,000 shares of Common Stock, which may be purchased within 60 days of April 24, 2002 upon the exercise of stock options. Excludes 10,000 shares of Common, which may be acquired pursuant to unvested stock options, which vest in quarterly installments of 2,500 shares through June 2003.

(12)
Includes 28,000 shares of Common Stock, which may be purchased within 60 days of April 24, 2002 upon the exercise of stock options. Excludes 12,000 shares of Common, which may be acquired pursuant to unvested stock options, which vest in quarterly installments of 3,000 shares through June 2003.

(13)
Includes 1,286,167 shares of Common Stock, which may be purchased within 60 days of April 24, 2002 upon the exercise of stock options. Excludes 487,833 shares of Common, which may be acquired pursuant to unvested stock options.

MARKET VALUE

        On December 31, 2001, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $2.51.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS
FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

        Stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the Company's annual meeting of shareholders must be received by the Company on or before January 10, 2003 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any stockholder proposals intended to be presented at the Company's annual meeting of shareholders, other than a stockholder proposal submitted for inclusion in the Company's Proxy Statement as described above, must be received in writing by the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting together with all supporting documentation required by the Company's By-laws. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 15th day after the date of public announcement of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority. Any such proposal should be mailed to: Secretary, Natrol, Inc., 21411 Prairie Street, Chatsworth, California 91311.

INDEPENDENT ACCOUNTANTS

        The Company has selected Ernst & Young LLP to serve as the independent public accountants for the Company for the fiscal year ending December 31, 2002. The firm of Ernst & Young LLP has served as the Company's independent public accountants since July 1995. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

Audit Fees

        The aggregate estimated amount for professional services rendered by the Company's independent auditors for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were approximately $135,000.

Financial Information Systems Designs and Implementation Fees

        The Company's independent auditors did not perform any financial information system design or implementation work for the Company during the fiscal year ended December 31, 2001.

All Other Fees

        The aggregate fees billed for all other professional services rendered by the Company's independent auditors for the fiscal year ended December 31, 2001 were approximately $51,000. The Audit Committee determined that the provision of these services is compatible with maintaining the independence of Ernst & Young LLP.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that for the fiscal year ended December 31, 2001, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them except that: (i) Messrs. DeMello, Denis, Jolicoeur, and Rabbani, inadvertently failed to file a Form 5 on a timely basis to report the receipt of options to purchase the Company's Common Stock; (ii) Mr. DeConcini inadvertently failed to file a Form 4 with the SEC to report the purchase of shares of the Company's Common Stock; and (iii) Mr. DeConcini inadvertently failed to file on a timely basis a Form 5 with the SEC to report the purchase of shares of the Company's Common Stock.

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement, which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the discretion of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) GO TO THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET OR (2) MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

Laura Moore Secretary
Chatsworth, California May 10, 2002

CONSENT TO OBTAIN FUTURE STOCKHOLDER-RELATED MATERIALS
ELECTRONICALLY INSTEAD OF BY MAIL

Natrol, Inc. (the "Company") stockholders may consent to receive future materials through the internet instead of receiving copies through the mail. The Company is offering this service to provide added convenience to its stockholders, to reduce printing and mailing costs and to help preserve our environment.

To take advantage of this option, stockholders must subscribe to an internet service provider that offers access to the world wide web. Costs normally associated with electronic access, such as usage and telephone charges, will be the responsibility of the stockholder.

To elect this option, go to the website http://www.econsent.com/ntol. Stockholders who elect this option will be notified each year by electronic mail how to access the stockholder-related materials and how to vote their shares on the internet.

If you consent to receive the Company's future stockholder-related materials electronically, your consent will remain in effect unless it is withdrawn by calling, writing or electronically mailing our Transfer Agent, EquiServe Trust Company, N.A. (EquiServe), at 1-877-282-1168; P.O. Box 43068, Providence, RI 02940-3011; www.equiserve.com. Also, if while this consent is in effect you decide you would like to receive a hard copy of any electronically posted stockholder-related materials, you may call, write or electronically mail our Transfer Agent.

You may access Natrol, Inc.'s
current Annual Report to Shareholders at:
www.natroline-ntol.com

DETACH HERE

ZNTRC2

PROXY CARD

NATROL, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF NATROL, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 13, 2002

        The undersigned hereby constitutes and appoints Elliott Balbert and Laura Moore, or either of them, as Proxies each with full power of substitution, and hereby authorizes each of them to represent and to vote all shares of Common Stock of Natrol, Inc. (the "Company") held of record by the undersigned as of the close of business on Wednesday, April 24, 2002, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at its Corporate Headquarters, 21411 Prairie St., Chatsworth, CA 91311 at 9:00 a.m., local time on Thursday, June 13, 2002, and at any adjournment or postponement thereof.

This proxy, when properly executed and returned in a timely manner, will be voted at this Annual Meeting and any adjournment or postponement thereof in the manner described herein. If no direction is given, the proxy will be voted "FOR" the nominee of the Board of Directors listed in Proposal 1. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

        The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

SEE REVERSE SIDE	PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.	SEE REVERSE SIDE

NATROL, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Vote by Internet It's fast, convenient, and your vote is immediately confirmed and posted.
Follow these four easy steps:
1.	Read the accompanying Proxy Statement/Prospectus and Proxy Card.
2.	Go to the Website http://www.eproxyvote.com/ntol
3.	Enter your Voter Control Number located on your Proxy Card above your name.
4.	Follow the instructions provided.
Your vote is important! Go to http://www.eproxyvote.com/ntol anytime!

Do not return your Proxy Card if you are voting by Internet

DETACH HERE

ZNTRC1

☒	Please mark votes as in this example.
The Board of Directors recommends a vote "FOR" the election of the nominees of the Board of Directors of the Company.
1.
Election of (01) Dennis Jolicoeur as Class I Director to hold office for three-year terms until the 2005 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified.
☐ FOR ☐ WITHHELD
2.	In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Please sign exactly as your name(s) appear(s) herein. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person stating his or her title or authority.
PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.
Signature:	Date:
Signature:	Date:

QuickLinks

PROPOSAL I ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SHAREHOLDER RETURN PERFORMANCE GRAPH
Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100 December 2001
TABLE OF POINTS PLOTTED ON PERFORMANCE GRAPH
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
MARKET VALUE
EXPENSES OF SOLICITATION
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS
INDEPENDENT ACCOUNTANTS
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
OTHER MATTERS
CONSENT TO OBTAIN FUTURE STOCKHOLDER-RELATED MATERIALS ELECTRONICALLY INSTEAD OF BY MAIL